EXHIBIT 10.1

AMENDMENT AND EXCHANGE AGREEMENT
This Amendment and Exchange Agreement (the “Exchange Agreement”) is entered into as of the 4th day of October, 2018, by and among Innovate Biopharmaceuticals Inc., a Delaware corporation with offices located at 8480 Honeycutt Rd, Suite 120, Raleigh, NC 27615 (the “Company”), and the undersigned holder of the Existing Note (as defined below) (the “Holder”), with reference to the following facts:
A. In accordance with that certain Note Purchase Agreement, dated as of January 29, 2018 (as amended prior to the date hereof, the “Note Purchase Agreement”), by and among the Company and the Holder, the Company, among other things, issued to the Holder a senior note (the “Existing Note”).
B. The Company has duly authorized the issuance to the Holder of a new senior convertible note in the form attached hereto as Exhibit A in exchange for the Existing Note, convertible into shares of Common Stock (as defined below) (as converted, the “New Conversion Shares”), with an aggregate amount of principal as set forth on the signature page of the Holder attached hereto (the “New Note”, and together with the New Conversion Shares, the “New Securities”).
C. Each of the Company and the Holder desire to effectuate such exchange on the basis and subject to the terms and conditions set forth in this Exchange Agreement.
D. The exchange of the Existing Note for the New Note is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).
E. Capitalized terms used but not otherwise defined herein shall have the meaning as set forth in the Note Purchase Agreement (as amended hereby).
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:
1.    EXCHANGE OF SECURITIES.
On the Effective Date (as defined below), pursuant to Section 3(a)(9) of the Securities Act, the Holder hereby agrees to convey, assign and transfer the Existing Note to the Company in exchange for which the Company agrees to issue the New Note to the Holder as follows (such transactions in this Section 1, the “Exchange”):
(a)    In exchange for the Existing Note, on the date hereof the Company shall deliver or cause to be delivered to the Holder (or its designee) the New Note at the address for delivery set forth on the signature page of the Holder.
(b)    The Holder shall deliver or cause to be delivered to the Company (or its designee) the Existing Note as soon as commercially practicable following the date hereof. Immediately following the delivery of the New Note to the Holder (or its designee), the Existing Note shall be cancelled.

(c)    The Company and the Holder shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.
2.    AMENDMENTS TO TRANSACTION DOCUMENTS.
(a)    Ratifications. Except as otherwise expressly provided herein, the Note Purchase Agreement and each other Transaction Document, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date: (i) all references in the Note Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Note Purchase Agreement shall mean the Note Purchase Agreement as amended by this Exchange Agreement, and (ii) all references in the other Transaction Documents, to the “Note Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Note Purchase Agreement shall mean the Note Purchase Agreement as amended by this Exchange Agreement.
(b)    Amendments to Transaction Documents. On and after the Effective Date, each of the Transaction Documents are hereby amended as follows:
(i)    The defined term “Note” is hereby amended to include the New Securities.
(ii)     The defined term “Transaction Documents” is hereby amended to include this Exchange Agreement.
(iii)    Section 5 of the Note Purchase Agreement is hereby amended and restated as “[Intentionally Omitted]”
3.    COMPANY REPRESENTATIONS AND WARRANTIES.
(a)    Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Exchange Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Exchange Documents (as defined below). Other than the Persons (as defined below) listed in the SEC Documents (as defined below), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.” For purposes of this Exchange Agreement, (x) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof and (y) “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing. “Exchange Documents” means, collectively, this Exchange Agreement, the New Note, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
(b)    Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Exchange Agreement, the New Note and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by the Exchange Documents and to consummate the Exchange (including, without limitation, the issuance of the New Note in accordance with the terms hereof and thereof). The execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the New Note and the reservation for issuance and issuance of New Conversion Shares issuable upon conversion of the New Note has been duly authorized by the Company’s board of directors and no further filing, consent, or authorization is required by the Company, its board of directors or its stockholders. This Exchange Agreement and the other Exchange Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.
(c)    No Conflict. The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the New Note and reservation for issuance and issuance of the New Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below) or any other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or Bylaws (as defined below) of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market

(the “Principal Market”) and including all applicable federal laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.
(d)    No Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the Securities and Exchange Commission (the “SEC”) of a Form D with the SEC, any other filings as may be required by any state securities agencies, filing of UCC financing statements and approval by the Principal Market of a listing of additional shares application in respect of the New Conversion Shares as required by Section 5(d) hereof), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Effective Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents. Except as disclosed in the SEC Documents, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.
(e)    Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the New Securities is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof.
(f)    Status of Note; Issuance of New Securities. The issuance of the New Note has been duly authorized and upon issuance in accordance with the terms of the Exchange Documents shall be validly issued, fully paid and non-assessable and free from all Liens. Upon issuance or conversion in accordance with the New Note, the New Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. By virtue of Rule 3(a)(9) under the Securities Act, the New Note will have a Rule 144 holding period that will be deemed to have commenced as of January 29, 2018, the date of the original issuance of the Existing Note to the Holder. As of the Effective Date, the Company shall have reserved from its duly authorized capital stock not less than 200% of the maximum number of New Conversion Shares issuable upon conversion of the New Notes (assuming for purposes hereof that (x) the New Notes are convertible at the initial Alternate Conversion Price (as defined in the New Notes), and (y) any such conversion shall not take into account any limitations on the conversion of the New Notes set forth in the New Notes).
(g)    Transfer Taxes. On the Effective Date, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the New Note to be exchanged with the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
(h)    SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof, including without limitation, Current Reports on Form 8-K filed by the Company with the SEC whether required to be filed or not (but excluding Item 7.01 thereunder), and all exhibits and appendices included therein (other than Exhibits 99.1 to Form 8-K) and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Holder or its representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Holder which is not included in the SEC Documents (including, without limitation, information in the disclosure schedules to this Exchange Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.
(i)    Absence of Certain Changes. Except as set forth in the SEC Documents, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) except as disclosed in the SEC Documents, made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur on the date hereof, will not be Insolvent (as defined). For purposes of this Section 3(i), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
(j)    No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth in the SEC Documents, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) would reasonably expected to have a material adverse effect on the Holder’s investment hereunder or (iii) would reasonably be expected to have a Material Adverse Effect.
(k)    Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Certificate of Incorporation or bylaws, respectively. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the SEC Documents, without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.
(l)    Transactions With Affiliates. Except as set forth in the SEC Documents, no current or former employee, partner, director, officer or stockholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, consultants, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through an Eligible Market), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, stockholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii)

for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the board of directors of the Company).
(m)    Equity Capitalization.
(i)    Definitions:
(1)    “Common Stock” means (x) the Company’s shares of common stock, $0.0001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.
(2)    “Preferred Stock” means (x) the Company’s blank check preferred stock, $0.0001 par value per share, the terms of which may be designated by the board of directors of the Company in a certificate of designations and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).
1.Authorized and Outstanding Capital Stock.  As of the date hereof, the authorized capital stock of the Company consists of (A) three hundred fifty million (350,000,000) shares of Common Stock, of which, 25,983,538 are issued and outstanding as of the date hereof and 9,547,419 of which are reserved for issuance pursuant to Convertible Securities (as defined below), in each case exercisable or exchangeable for, or convertible into, shares of Common Stock, and (B) ten million (10,000,000) shares of Preferred Stock, none of which are issued and outstanding.  No shares of Common Stock are held in the treasury of the Company.
(ii)    Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Schedule 3(m)(iii) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (other than the New Note) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.
(iii)    Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the New Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.
(n)    Organizational Documents. The Company has made available to the Holder true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.
(o)    Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, (i) except as disclosed in the SEC Documents, has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, except as disclosed in the SEC Documents, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries, except as disclosed in the SEC Documents; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Exchange Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability
(p)    Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors that would reasonably be expected to have a Material Adverse Effect on the Company or its Subsidiaries, whether of a civil or criminal nature or otherwise, in their capacities as such, except as disclosed in the SEC Documents. No director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.
(q)    Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that constitutes or would reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Exchange Agreement and the other Exchange Documents. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Holder regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Exchange Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Exchange Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly announced or disclosed.
(r)    No Event of Default. The Company represents and warrants to the Holder that after giving effect to the terms of this Exchange Agreement no Event of Default (as defined in the New Note) shall have occurred and be continuing as of the date hereof.
4.    HOLDER REPRESENTATION AND WARRANTIES.
(a)    Organization; Authority. The Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Exchange Agreement and otherwise to carry out its obligations hereunder.
(b)    Reliance on Exemptions. The Holder understands that the New Note is being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein and in the Exchange Documents in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the New Note.
(c)    Transfer or Resale. The Holder understands that: (i) the New Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such New Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such New Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the New Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the New Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the New Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the New Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the New Securities and such pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder, and the Holder effecting a pledge of New Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Exchange Agreement, the New Note or any other Exchange Document, including, without limitation, this Section 4(c).
(d)    No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the New Note or the fairness or suitability of the investment in the New Note nor have such authorities passed upon or endorsed the merits of the offering of the New Note.
(e)    Validity; Enforcement. This Exchange Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(f)    No Conflicts. The execution, delivery and performance by the Holder of this Exchange Agreement, and the consummation by the Holder of the transactions contemplated hereby will not (A) result in a violation of the organizational documents of the Holder or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (B) and (C) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.
(g)    Investment Risk; Sophistication. The Holder is acquiring the New Note hereunder in the ordinary course of its business. The Holder has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluation of the merits and risks of the prospective investment in the New Note, and has so evaluated the merits and risk of such investment. The Holder is an “accredited investor” as defined in Regulation D under the Securities Act.
(h)    Ownership of Existing Note. The Holder owns the Existing Note free and clear of any Liens (other than the obligations pursuant to this Exchange Agreement, liens in the ordinary course of business (e.g. bone fide margin account liens) and applicable securities laws).
5.    Covenants.

(a)    Form D and Blue Sky. The Company shall file a Form D with respect to the New Securities as required under Regulation D and to provide a copy thereof to the Holder promptly after such filing. The Company shall, on or before the Effective Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the New Securities pursuant to this Exchange Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Holder on or prior to the Effective Date. Without limiting any other obligation of the Company under this Exchange Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the New Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the Exchange.
(b)    Reporting Status. Until the later of the date on which no unpaid or unconverted principal of the New Note remains outstanding and the Holder shall have sold all of the New Conversion Shares (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not take any deliberate actions to terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.
(c)    Financial Information. The Company agrees to send the following to the Holder during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) business day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.
(d)    Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the New Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all New Conversion Shares from time to time issuable under the terms of the Exchange Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE American, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(d).
(e)    Pledge of New Securities. Notwithstanding anything to the contrary contained in this Exchange Agreement, the Company acknowledges and agrees that the New Securities may be pledged by the Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the New Securities. The pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder, and the Holder effecting a pledge of New Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Exchange Agreement or any other Exchange Document, including, without limitation, Section 4(c) hereof; provided that the Holder and its pledgee shall be required to comply with the provisions of Section 4(c) hereof in order to effect a sale, transfer or assignment of New Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the New Securities may reasonably request in connection with a pledge of the New Securities to such pledgee by the Holder.
(f)    Reservation of Shares. So long as the New Note remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 200% of the maximum number of shares of Common Stock issuable upon conversion of all the unpaid amounts under the New Note then outstanding (assuming for purposes hereof that (x) the New Note is convertible at the Alternate Conversion Price (as defined in the New Note) then in effect, and (y) any such conversion shall not take into account any limitations on the conversion of the New Note set forth in the New Note), (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 5(f) be reduced other than proportionally in connection with any conversion, exercise and/or redemption, as applicable, of unpaid amounts under the New Note. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Exchange Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.
(g)    Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.
(h)    Dilutive Issuances. For so long as any New Note remains outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the New Note) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any New Note any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the New Note without breaching the Company’s obligations under the rules or regulations of the Principal Market.

(i)    Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.
(j)    Restriction on Redemption and Cash Dividends. So long as any amounts under the New Note remains outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Holder.
(k)    Corporate Existence. So long as any amounts under the New Note remains outstanding,, the Company shall not be party to any Fundamental Transaction (as defined in the New Note) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the New Note.
(l)    Conversion Procedures. The form of Conversion Notice (as defined in the New Note) included in the New Note set forth the totality of the procedures required of the Holder in order to convert the New Note. Except as provided in Section 7(d), no additional legal opinion, other information or instructions shall be required of the Holder to convert the New Note. The Company shall honor conversions of the New Note and shall deliver the New Conversion Shares in accordance with the terms, conditions and time periods set forth in the New Note.
(m)    Closing Documents. On or prior to fourteen (14) calendar days after the Effective Date, the Company agrees to deliver, or cause to be delivered, to the Holder and Kelley Drye & Warren LLP a complete closing set of the executed Exchange Documents, New Securities and any other document required to be delivered to any party hereunder.
(n)    Disclosure of Transaction. The Company shall, on or before 8:30 a.m., New York City time, on or prior to the first business day after the date of this Exchange Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching this Exchange Agreement and the form of New Note, to the extent they are required to be filed under the 1934 Act, that have not previously been filed with the SEC by the Company (including, without limitation, this Exchange Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to, provide the Holder with any material, nonpublic information regarding the Company before (other than the transactions contemplated hereby) and after the filing of the 8-K Filing without the express written consent of the Holder. To the extent that the Company delivers any material, non-public information to the Holder without the Holder’s express prior written consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent with respect to, or a duty to the to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent or not to trade on the basis of, such material, non-public information. The Company shall not disclose the name of the Holder in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation; Holder acknowledges that such disclosure in the Company’s SEC filings is required by law. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by this Exchange Agreement or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any other filing, announcement, release or otherwise.
(o)    No Integration. None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf shall, directly or indirectly, make any offers or sales of any security (as defined in the Securities Act) or solicit any offers to buy any security or take any other actions, under circumstances that would require registration of any of the New Note under the Securities Act or cause this offering of the New Note to be integrated with such offering or any prior offerings by the Company for purposes of Regulation D under the Securities Act.
(p)    Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the New Note (and upon conversion of the New Note, the New Conversion Shares) may be tacked onto the holding period of the Existing Note, and the Company agrees not to take a position contrary to this Section 5(p). The Company acknowledges and agrees that (assuming the Holder is not an affiliate of the Company) (i) upon issuance in accordance with the terms hereof, the New Note and, upon conversion of the New Note, the New Conversion Shares, respectively, are eligible to be resold pursuant to Rule 144, (ii) the Company is not aware of any event reasonably likely to occur that would reasonably be expected to result in the New Conversion Shares becoming ineligible to be resold by the Holder pursuant to Rule 144 and (iii) in connection with any resale of any New Conversion Shares pursuant to Rule 144, the Holder shall solely be required to provide reasonable assurances that such New Conversion Shares are eligible for resale, assignment or transfer under Rule 144, which shall not include an opinion of Holder’s counsel. The Company shall be responsible for any transfer agent fees or DTC fees or legal fees of the Company’s counsel with respect to the removal of legends, if any, or issuance of New Conversion Shares in accordance herewith.
(q)    Fees. On or prior to the Effective Date, the Company shall pay Kelley Drye & Warren LLP a non-accountable amount of $20,000 in connection with the legal fees and disbursements in connection herewith (the “Legal Fee Amount”). The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by the

Holder) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Holder harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.
(r)    Effective Date. Except as otherwise provided herein, this Exchange Agreement shall be deemed effective as of such date as the Company and the Holder shall have duly executed and delivered this Exchange Agreement (the “Effective Date”).
(s)    No Commissions. Neither the Company nor the Holder has paid or given, or will pay or give, to any person, any commission, fee or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Exchange Agreement.
6.    TERMINATION.
Notwithstanding anything contained in this Exchange Agreement to the contrary, if the Effective Date has not occurred and the Company does not deliver the New Note to the Holder in accordance with Section 1 hereof, then, at the election of the Holder delivered in writing to the Company at any time after the fifth (5th) business day immediately following the date of this Exchange Agreement, this Exchange Agreement shall be terminated and be null and void ab initio and the Existing Note shall not be cancelled hereunder and shall remain outstanding as if this Exchange Agreement never existed.
7.    REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.
(a)    Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of New Securities), a register for the New Note in which the Company shall record the name and address of the Person in whose name the New Note have been issued (including the name and address of each transferee), the principal amount of the New Note held by such Person, the number of New Conversion Shares issuable pursuant to the terms of the New Note held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Holder or its legal representatives.
(b)    Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to each of the Holder (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of the Holder or its respective nominee(s), for the New Conversion Shares in such amounts as specified from time to time by the Holder to the Company upon conversion of the New Note. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 7(b), and stop transfer instructions to give effect to Section 4(c) hereof, will be given by the Company to its transfer agent with respect to the New Securities, and that the New Securities, provided that all requirements of Rule 144 have been met, including a one year holding period (or a six month holding period if (x) the Holder is not then an “affiliate” of the Company (as defined in Rule 144) and (y) the Company is then in compliance with the conditions of Rule 144(i)(2)), shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Exchange Agreement and the other Exchange Documents. If the Holder effects a sale, assignment or transfer of the New Securities in accordance with Section 4(c), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Holder to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves New Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to the Holder, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 7(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 7(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 7(b), that the Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Company’s transfer agent with respect to the removal of any legends on any of the New Securities. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the New Securities shall be borne by the Company.
(c)    Legends. The Holder understands that the New Securities have been issued (or will be issued in the case of the New Conversion Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the New Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):
[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)    Removal of Legends. Certificates evidencing New Securities shall not be required to contain the legend set forth in Section 7(c) above or any other legend (i) following any sale of such New Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (ii) if such New Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Holder provides the Company with reasonable assurances that such New Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Holder’s counsel), (iii) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the New Securities may be made without registration under the applicable requirements of the Securities Act or (iv) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days (as defined in the New Note) (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Holder delivers such legended certificate representing such New Securities to the Company) following the delivery by the Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such New Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 7(d), as directed by the Holder, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated New Securities Transfer Program and such New Securities are New Conversion Shares, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated New Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such New Securities that is free from all restrictive and other legends, registered in the name of the Holder or its designee (the date by which such credit is so required to be made to the balance account of the Holder’s or the Holder’s designee with DTC or such certificate is required to be delivered to the Holder pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to the Holder or the Holder’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of New Securities or the removal of any legends with respect to any New Securities in accordance herewith.
(e)    Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to the Holder (or its designee) by the Required Delivery Date, if the Transfer Agent is not participating in the DTC Fast Automated New Securities Transfer Program, a certificate for the number of New Conversion Shares to which the Holder is entitled and register such New Conversion Shares on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated New Securities Transfer Program, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of New Conversion Shares submitted for legend removal by the Holder pursuant to Section 7(d) above (a “Delivery Failure”), then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 2% of the product of (A) the sum of the number of shares of Common

Stock not issued to the Holder on or prior to the Required Delivery Date and to which the Holder is entitled, and (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the date of the delivery by the Holder to the Company of the applicable New Conversion Shares and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date either (I) if the Transfer Agent is not participating in the DTC Fast Automated New Securities Transfer Program, the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in the DTC Fast Automated New Securities Transfer Program, credit the balance account of the Holder or the Holder’s designee with DTC for the number of shares of Common Stock to which the Holder submitted for legend removal by the Holder pursuant to Section 7(d) above (ii) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock submitted for legend removal by the Holder pursuant to Section 7(d) above that the Holder is entitled to receive from the Company (a “Buy-In”), then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any, for the shares of Common Stock so purchased) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit the Holder’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to the Holder a certificate or certificates or credit the balance account of the Holder or the Holder’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of New Conversion Shares that the Company was required to deliver to the Holder by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the New Note) of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable New Conversion Shares and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Delivery Failure, this Section 7(e) shall not apply to the Holder the extent the Company has already paid such amounts in full to the Holder with respect to such Delivery Failure, as applicable, pursuant to the analogous sections of the New Note, as applicable, held by the Holder.
(f)    FAST Compliance. While any New Note remains outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated New Securities Transfer Program.
8.    MISCELLANEOUS.
Section 9 of the Note Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, Holder and the Company have executed this Exchange Agreement as of the date set forth on the first page of this Exchange Agreement.

COMPANY:
INNOVATE BIOPHARMACEUTICALS INC.

By: /s/ Christopher P. Prior

Name: Christopher P. Prior
Title: Chief Executive Officer

IN WITNESS WHEREOF, Holder and the Company have executed this Exchange Agreement as of the date set forth on the first page of this Exchange Agreement.

HOLDER:

GUSTAVIA CAPITAL PARTNERS LLC

By: /s/ Eli Hassett
Name: Eli Hassett
Title: Director

Aggregate Principal Amount of Existing Note:
$

Aggregate Principal Amount of New Note:
$

Delivery Information: